UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 2, 2022

Commission File Number: 0-29923

Orbital Infrastructure Group, Inc. f/k/a Orbital Energy Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Texas	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

5444 Westheimer Road, Houston, Texas	77056
(Address of Principal Executive Offices)	(zip code)

Former Address:
1924 Aldine Western
Houston, Texas  77038

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OIG	Nasdaq Capital Market

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2022, Orbital Infrastructure Group, Inc. (the “Company”) issued a press release providing an update on the Company’s full year 2022 outlook along with information regarding the Company's results for the quarter ended September 30, 2022. The press release is being furnished with this report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. This report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

The press release is available at the Company’s website, www.orbitalenergygroup.com.

Section 9 - Financial Statement and Exhibits

Item 9.01 Financial Statement and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 2, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 3rd day of November 2022.

Orbital Infrastructure Group, Inc.
(Registrant)

By:	/s/ Nicholas M. Grindstaff
Nicholas M. Grindstaff
Chief Financial Officer